SCHEDULE 14C INFORMATION

                    Information Statement Pursuant to Section
                        14(c) of the Securities Exchange
                          Act of 1934 (Amendment No. )

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

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                     AREA INVESTMENT AND DEVELOPMENT COMPANY
                (Name of Registrant As Specified In Its Charter)

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Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee  computed on table below per  Exchange  Act Rules  14c-5(g)  and
          0-11.

     1) Title of each class of securities to which transaction applies: N/A.

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     2) Aggregate number of securities to which transaction applies: N/A.

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     3) Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

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     4) Proposed maximum aggregate value of transaction: N/A.

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     5) Total fee paid: N/A.

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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         1)    Amount Previously Paid:  $0.

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         2)    Form, Schedule or Registration Statement No.:  N/A

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         3)    Filing Party:  N/A

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         4)    Date Filed:  N/A

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                     AREA INVESTMENT AND DEVELOPMENT COMPANY
                  c/o Solomon Broadcasting International, Inc.
                             130 S. El Camino Drive
                             Beverly Hills, CA 90212

                              ---------------------

                              INFORMATION STATEMENT
                              ---------------------


                      We Are Not Asking You for a Proxy and
                      You Are Requested Not to Send a Proxy

                              ---------------------

              Regarding Amendments to the Articles of Incorporation
                        to Change the Name of the Company
  and to Allow Action by Consent of Majority Stockholders in Lieu of a Meeting

                              ---------------------


    Approximate date of Mailing of this Information Statement: March 27, 2000


                                  INTRODUCTION

     This Information Statement is being furnished by the Board of Directors of Area Investment and Development Company, a Utah corporation (the "Company"), to stockholders in connection with a special meeting of the stockholders to be held on April 17, 2000, at the principal executive offices of the Company, at 130 S. El Camino Drive, Beverly Hills, CA 90212, at the hour of 10:00 a.m., local time, to consider and act upon resolutions providing for amendments to the Articles of Incorporation changing the name of the Company to "Maxx International, Inc." and to allow the Company to take advantage of the provisions of the Utah Revised Business Corporation Act respecting the taking of action by written consent of stockholders in lieu of a meeting where the consenting holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting, at which all shares entitled to vote thereof were present and voted, had consented in writing to the action.

     A Notice of Special Meeting of Stockholders covering these matters is incorporated herein. These amendments are the only matters covered by this Information Statement.

     Section 16-10a-1003 of the Utah Revised Business Corporation Act provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment. See "AMENDMENT TO THE ARTICLES OF INCORPORATION AND VOTE REQUIRED FOR APPROVAL"

     The majority stockholders which adopted the resolutions to amend the Articles of Incorporation to change the name of the Company and to allow action to be taken by consent of the majority stockholders in lieu of a meeting owns approximately fifty-nine percent (59%) of the outstanding voting securities of the Company. Rick Garson, a current Director and the President of


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the Company,  is the sole officer,  director and  shareholder of CPW Associates,
Inc. ("CPW"). CPW, Ken Kurtz, a former Director and the former President of the Company, Carrie Kurtz, a former Director of the Company and the wife of Ken Kurtz, as well as David Michael Irrevocable Trust, a beneficial owner of 5% of the Company, are the consenting majority stockholders. See "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF."

     The cost of preparing, printing and mailing this Information Statement will be borne by the Company.


                         DISSENTERS' RIGHT OF APPRAISAL

     The Utah Revised Business Corporation Act does not provide for dissenter's rights of appraisal in connection with a change of name of a Utah corporation or an amendment relating to actions by consent of the stockholders without a meeting. Accordingly, stockholders will not have appraisal rights as a result of the proposed amendments.


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee for election as a director, associate of any director, nominee for election as an executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendments which is not shared by all other stockholders.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Voting Securities. The securities entitled to vote at the special meeting of stockholders consist of shares of $0.01 par value common stock of the Company. Each share of common stock is entitled to one vote. The number of outstanding shares of common stock at the close of business on the March 26, 2000, the record date for determining stockholders who are entitled to notice of and to vote on the amendments to the Company's Articles of Incorporation, is 14,591,397.

     Security Ownership of Principal Holders and Management. To the knowledge of management and based upon a review of the stock ledger maintained by the Company and its transfer and registrar agent, the following table sets forth the beneficial ownership of persons who own five percent or more of the Company's common stock as of the date hereof, and the share holdings of management, to-wit:

                                                 As of the date of this
                                                Information Statement (1)

                                      AMOUNT AND NATURE OF
   NAME OF BENEFICIAL OWNER             BENEFICIAL OWNER        PERCENT OF CLASS
   ------------------------             ----------------        ----------------
A-Z Oil LLC
27 Burr Road
London, England SW184SQ                       770,000                  5.3%

David Michael Irrevocable Trust
c/o Wendell Hall
5519 Rawls Road
Tampa, FL 33625                               730,000                  5.0%


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Ariel Finances, Inc.
10, Elvira Mendez Street
Panama 5
Rep. of Panama                                800,000                  5.5%

Arno Holding Corp.
10, Elvira Mendez street
Panama 5
Rep. of Panama                                800,000                  5.5%

Ken Kurtz (2)
2133 East 9400 South, Suite 151
Sandy, Utah 84093                           3,801,843                 26.1%

Tammy Gehring (3)
2133 East 9400 South, Suite 151
Sandy, Utah 84093                             500,000                  3.4%

CPW Associates, Inc.(4)(6)
c/o Solomon Broadcasting
International, Inc.
130 S. El Camino Drive
Beverly Hills, CA 90212                     3,500,000                 24.0%

Rick Garson (3)(4)(5)
c/o Solomon Broadcasting
International, Inc.
130 S. El Camino Drive
Beverly Hills, CA 90212                     3,500,000                 24.0%

Michael Solomon (3)(6)
c/o Solomon Broadcasting
International, Inc.
130 S. El Camino Drive
Beverly Hills, CA 90212                       150,000                  1.0%

All Executive officers and
Directors as a Group (3)(4)(5)(6)
(3 persons)                                 4,150,000                 28.4%

----------
(1) Based on 14,591,397 shares of common stock issued and outstanding as of the date of this Information Statement.

(2) The amount of shares beneficially owned by Ken Kurtz does not include 500,000 shares of common stock held by his wife, Carrie Kurtz. However, the amount of shares beneficially owned by Ken Kurtz does include 1,843 shares in the name of Park Street Investments, Inc., of which Mr. Kurtz is the sole owner.

(3) Michael Solomon, Rick Garson and Tammy Gehring are the directors of the Company as of the date of this Information Statement.

(4)  Rick  Garson  is  the  sole  officer,   director  and  shareholder  of  CPW
     Associates, Inc.

(5)  Includes 3,500,000 shares held by CPW Associates, Inc..

(6) Includes 150,000 shares of Common stock issuable upon exercise of options to purchase Common stock at a price of $3.00 per share until December 31, 2002, subject to the limitations set forth in the Company's Stock Option Plan which is to be determined. Does not include 100,000 shares issuable in 25,000 share lots every 90 days, for a period of one year, from the date of and pursuant to a February 19, 2000 Consulting Agreement.


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     Contractual Arrangements Regarding Changes in Control. On January 26, 2000,
the  Company  entered  into  an  Asset   Acquisition   Agreement   ("Acquisition
Agreement") with Maxx International, Inc., a Nevada corporation ("Maxx"). Pursuant to the Acquisition Agreement, on February 19, 2000, the Company acquired 100% of the assets of Maxx in exchange for 3,500,000 shares of the Company's common stock (the "Acquisition").

     Pursuant to the Acquisition Agreement, the Company accepted the resignations of Ken Kurtz and Carrie Kurtz, two members of the Board of Directors, and Michael Solomon and Rick Garson were appointed as new directors to fill the vacancies created by the resignations. Tammy Gehring, remained a director after the closing of the Acquisition Agreement.

     As a result of the actions described above, designees of Maxx now constitute a majority of the Board of Directors. However, as of the date of this Information Statement, there has been no change in control of the registrant.

     Following the issuance of the 3,500,000 shares to Maxx, pursuant to the Acquisition Agreement, Maxx then distributed the same shares to CPW Associates, Inc., a New York corporation ("CPW"). Rick Garson, a current Director and the current President of the Company, is also the sole shareholder, officer and director of both Maxx and CPW.

     The following table sets forth the beneficial ownership of persons who owned five percent or more of the Company's common stock, and the share holdings of management, immediately prior to the abovementioned Acquisition:

                                                Prior to the Closing of
                                             the Acquisition Agreement (1)

                                      AMOUNT AND NATURE OF
   NAME OF BENEFICIAL OWNER             BENEFICIAL OWNER        PERCENT OF CLASS
   ------------------------             ----------------        ----------------
A-Z Oil LLC
27 Burr Road
London, England SW184SQ                         770,000                8.5

David Michael Irrevocable Trust
c/o Wendell Hall
5519 Rawls Road
Tampa, FL 33625                                 730,000                8.1

Ariel Finances, Inc.
10, Elvira Mendez Street
Panama 5
Rep. of Panama                                  800,000                8.8

Arno Holding Corp.
10, Elvira Mendez street
Panama 5
Rep. of Panama                                  800,000                8.8

Yosif Flek (2)
Wilhelm Str. 41
10963 Berlin Germany                            737,500                8.2

Ken Kurtz (3)(4)
2133 East 9400 South, Suite 151
Sandy, Utah 84093                             3,801,843               42.0

Carrie Kurtz (3)(4)
2133 East 9400 South, Suite 151
Sandy, Utah 84093                               500,000                5.5

Tammy Gehring (4)
2133 East 9400 South, Suite 151
Sandy, Utah 84093                               500,000                5.5

All Executive officers and
Directors as a Group (4)
(3 persons)                                   4,800,000               53.0

----------
(1) Based on 9,048,171 shares of common stock outstanding prior to the issuance of shares pursuant to the Acquisition Agreement and prior to the issuance of an additional 2,043,226 shares after the close of the Acquisition Agreement, but prior to the date of this Information Statement.

(2) After the close of the Acquisition Agreement, but prior to the date of this Information Statement, Yosif Flek ceased owning five percent or more of the outstanding shares of the Company's common stock.

(3) Ken Kurtz and Carrie Kurtz are married. The stock amount of shares beneficially owned by Ken Kurtz includes 1,843 shares in the name of Park Street Investments, Inc., of which Mr. Kurtz is the sole owner.

(4) Prior to the closing of the Acquisition Agreement, Ken Kurtz, Carrie Kurtz and Tammy Gehring served as the directors of the Company.

     Changes in Control Since the Beginning of the Last Fiscal Year. See "Contractual Arrangements Regarding Changes in Control."


                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                         AND VOTE REQUIRED FOR APPROVAL

     The purpose of the amendment to change the name of the Company to "Maxx International, Inc." is to give the Company the name that properly reflects the goodwill and assets acquired pursuant to the Acquisition Agreement. See "Contractual Arrangements Regarding Changes in Control." The amendment to allow action by consent of the majority stockholders in lieu of a meeting will have no material effect on stockholders because the Company is required to submit an information or proxy statement on any matter voted upon by the stockholders, by consent or otherwise.

     Section 16-10a-1003 of the Utah Revised Business Corporation Act provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by a resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment.

     Resolutions to change the name of the Company and to authorize action by consent of the majority stockholders were unanimously adopted by the Board of Directors, as well as a majority of the outstanding voting securities of the Company, by written consent, in accordance with Section 16-10a-1003 of the Utah Revised Business Corporation Act.

     CPW, Ken Kurtz, Carrie Kurtz, and the David Michael Irrevocable Trust own, in the aggregate, in excess of the required majority of the outstanding voting securities of the Company necessary for the adoption of these amendments.
See"VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF." NO FURTHER VOTES OR PROXIES ARE NEEDED, AND NONE IS REQUESTED.


                         TRANSFER OF STOCK CERTIFICATES

     On or after April 17, 2000, stockholders may forward their stock certificates to Interwest Transfer Company, 1981 Murray-Holladay Road, Salt Lake City, Utah 84117, Telephone (801) 272- 9294, together with $15 for each stock certificate requested to be issued or transferred for new stock certificates bearing the new name of the Company and its new Cusip Number. If stock certificates are being transferred into the same name, no signature is required; if being transferred to a new name, the stock certificate submitted must be signed and the signature must be guaranteed by a "Medallion Member" bank or broker dealer. A stock power similarly signed and guaranteed will also be acceptable.


BY ORDER OF THE BOARD OF DIRECTORS


Michael Solomon
Chairman of the Board



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                     AREA INVESTMENT AND DEVELOPMENT COMPANY

                                 March 17, 2000




                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 17, 2000


TO ALL STOCKHOLDERS:

     NOTICE is hereby given that a special meeting of the stockholders of Area Investment and Development Company has been called to be held on April 17, 2000, at the principal executive offices of the Company, c/o Solomon Broadcasting International, Inc., 130 S. El Camino Drive, Beverly Hills, CA 90212, at the hour 10:00 o'clock a.m., local time, for the following purposes:

     1. To amend the Articles of Incorporation of the Company to change the name of the Company to "MAXX INTERNATIONAL, INC." and to allow the Company to take advantage of the provisions of the Utah Revised Business Corporation Act respecting the taking of action by written consent of stockholders in lieu of a meeting where the consenting holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereof were present and voted had consented in writing to the action.

     2. To conduct such other business as may properly come before the meeting.

     The Board of Directors of Area Investment and Development Company has set 5:00 o'clock p.m. on March 26, 2000, as the record date for the purpose of determining the stockholders of the Company who shall be entitled to notice of the meeting. No proxies are being solicited and none are requested.

Beverly Hills, California
Area Investment and Development Company
March 17, 2000

BY ORDER OF THE BOARD OF DIRECTORS